Exhibit 99.1

1 Property of Rimini Street © 2017 1 Investor Presentation December 2017

Property of Rimini Street © 2017 2 “Rimini Street” is a registered trademark of Rimini Street, Inc., and Rimini Street, the Rimini Street logo, and combinations th ereof, and other marks marked by TM are trademarks of Rimini Street, Inc. ("Rimini“, the “Company”). All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini claim s n o affiliation, endorsement, or association with any such trademark holder or other companies referenced herein. Investor Presentation This presentation is for informational purposes only and has been prepared to assist interested parties in making their own e val uation with respect to a proposed investment in Rimini Street. The information contained herein does not purport to be all - inclusive. Rimini Street assumes no obligation to update the information in this presentation . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to wh om, such offer, solicitation or sale may be unlawful. Forward Looking Statements Certain statements included in this communication are not historical facts but are forward - looking statements for purposes of th e safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward - looking statements include, but are no t limited to, statements regarding our 2017 revenue guidance, industry, future events, future opportunities and growth initiatives, estimates of Rimini Street’s total addressable market, and projections of custom er savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements a re subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business env ironment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse liti gat ion developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the lo ss of one or more members of Rimini Street’s management team; failure to realize the anticipated benefits of the merger transaction with GPIAC, including difficulty in integrating the businesses of GPIAC and Ri min i Street; uncertainty as to the long - term value of RMNI common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Rimini Street’s Current Report on For m 8 - K/A filed on November 9, 2017 and other documents Rimini Street on file with the Securities and Exchange Commission. There may be additional risks that Rimini Street presently knows or that Rimini Street cu rre ntly believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini S tre et may elect to update these forward - looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as repr esenting Rimini Street's assessments as of any date subsequent to the date of this communication. Non - GAAP Financial Measures This communication contains certain “non - GAAP financial measures,” including EBITDA and a djusted EBITDA, which are supplemental measures of performance that are neither required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Non - GAAP financial measures are not based on a comprehensive set o f accounting rules or principles. This non - GAAP information supplements, and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting princ ipl es, or GAAP. Non - GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non - GAAP resul ts is included as an appendix hereto. Presented in the appendix under the heading “About Non - GAAP Financial Measures and Certain Key Metrics” is a description and explanation of our non - GAAP financial measures . Legal Notice

Property of Rimini Street © 2017 3  $ 5B+ capital raised, 50+ investments & 20+ capital market transactions  $30B+ assets under management Investment Highlights Large Market Opportunity Compelling Client Value Proposition High Growth, Predictable Business Model Significant Cash Flow Generation Diverse & Prominent Client Base Experienced Management Team World Class Financial Sponsors Attractive Valuation  $81 billion TAM for on - premise maintenance opportunities  $6 billion TAM for supplemental cloud premium maintenance opportunities  Clients can save up to 90% in total maintenance costs by replacing vendors with Rimini Street  Supports custom & standard code with no forced upgrades  47 consecutive quarters of net revenue growth , 30%+ net revenue CAGR from 2014A to 2017E (1)  Approximately 100% subscription and recurring net revenue, 90%+ Revenue Retention Rate (2)  Adjusted EBITDA (3) growth and low CapEx expected to drive growth cash flow  Proven management team with experience at leading companies including: (1): 2017E net revenue calculated as a midpoint of guidance range of $204M to $210M. (2): See Revenue Retention Rate definition on page 30. (3): Adjusted EBITDA is a non - GAAP measure, see reconciliation on page 28 for historical reconciliation to the closest GAAP measure.  Rimini Street currently trades at a meaningful discount to public comparables

Property of Rimini Street © 2017 4 Company Overview

Property of Rimini Street © 2017 5 $85 $118 $160 $204 0 40 80 120 160 200 $240 2014A 2015A 2016A 2017E (US$ in millions) Company Snapshot Founded: 2005 Public: October 2017 – Nasdaq: RMNI Global Headquarters: Las Vegas, NV Employees: Approximately 900 Active Clients: Over 1,450 Global Offices : Beijing, Bengaluru , Frankfurt, Hyderabad , London, Melbourne, New York , Osaka, Paris, San Francisco Bay Area, São Paulo , Seoul , Singapore, Stockholm, Sydney, Tel Aviv and Tokyo Strong Net Revenue Growth Profile Many Supported Products Global Platform Rimini Street is a global provider of enterprise software support products and services Diversified Net Revenue Sources By Industry (# Clients) (2) By Geography ($ Value) (2) Sybase 35% 21% 13% 12% 9% 10% Manufacturing Services Healthcare & Retail Public Sector & Education TMT Distribution & Transportation (1) (1): 2017E shown as the low and high end of the net revenue guidance range. (2): Through 9M 2017A . $210 72% 13% 12% 3% North America Europe APAC LATAM

Property of Rimini Street © 2017 6 Highly - Experienced Management Team Thomas Shay SVP & CIO Seth Ravin Founder & CEO Daniel B. Winslow SVP & General Counsel David Rowe SVP & CMO Sebastian Grady President Kevin Maddock SVP, Global Sales Nancy Lyskawa SVP, Global Client Onboarding Thomas Sabol SVP, CFO Brian Slepko SVP , Global Service Delivery

Property of Rimini Street © 2017 7 Platforms Suppor t e d Proven History of Value Creation as a Disruptor

Property of Rimini Street © 2017 8 • “SAP upgrades to subsequent versions provide few or no advantages for the user. We wanted to continue using our current SAP R/3 4.7 version, while we explore alternatives for the future.” • “We were faced with the tough decision of going through a forced upgrade to SAP ECC 6.0 or having to deal with the downsides of customer - specific maintenance. Once we discovered Rimini Street, we were extremely pleased” • “One of our goals was to become more flexible in our PeopleSoft applications’ upgrade strategy to decide when and how we upgrade. Thanks to Rimini Street, we’ve successfully done that.” • “ 60% of respondents see no strong business case to migrate to Oracle Cloud/Fusion applications.” • “Fusion is not a full functional replacement for EBS …there are many industry use cases that Fusion wasn't built for as the core apps platform .” High Cost, Low Value for Maintenance Dollars Limited Innovation in Core ERP No Choice – Forced Upgrades No Business Case for Oracle ERP Cloud 1 • “Enterprises have come to believe that there is not enough value received for the high annual cost of the ERP vendor's maintenance agreement.” • “We analyzed what we were paying and what we were getting, and the service levels weren’t up to par with what we needed from the standpoints of issue turnaround and accuracy .” 2 3 4 • " EBS 12 didn’t have any features our business needed . We were very conscious that we needed to identify an organization to support our company - wide EBS 11i, including payroll.” The Enterprise Software Maintenance Support Problem

Property of Rimini Street © 2017 9 The Rimini Street Solution Software Vendor Rimini Street Independent Support Focus Vendor - Centric Client - Centric Cost Model 22% Annual Fee 11% Annual Fee Support Coverage Vanilla Software Only Vanilla Software and All Custom Code Delivery Model Book Trained Help Desk Experienced Engineers With an Average of 15+ Years Proven Track Record Assigned to Each Client Upgrades Forced Upgrades Upgrade Only If Desired and When Ready Innovation Vendor Only Vendor and Best - of - Breed Options Flexibility Vendor Lock - In Full Ecosystem of Vendor Choices By replacing Oracle, SAP, Microsoft and IBM maintenance, enterprises can enjoy higher levels of support, save up to 90% on their total maintenance costs, and free up funds that can be used to invest in new initiatives

Property of Rimini Street © 2017 10 Case Study – NCH Corporation NCH saving 83% compared to Oracle’s annual support program costs with switch to Rimini Street Support $1,000,000 $1,600,000 $330,000 $20,000 $0 $0 $0 $500,000 $3,000,000 50% saving on $1,000,000 Savings by avoiding two upgrades over 10 years Free full - time employees supporting custom code Free full - time employees from testing and self - support Annual Costs with Rimini Street Support Annual Costs with Software Vendor Support “ By avoiding forced upgrades with independent support, we were able to fund strategic projects that were critical for the business including rolling out EBS globally to 36 countries and making important investments in sales and service mobility tools.” Former NCH IT Director – Core Applications & Global Support $2,950,000 $500,000 After Switch to Rimini Street Actual Maintenance Costs

Property of Rimini Street © 2017 11 • Upgrade Support & Best Practices • Engineers with 15 + Average Years Experience • Highly Compensated Engineers • Accelerate Globalization • Avoid Business Disruption • Capabilities for ~200 Countries • Expand License Rights • Purchase New Products • Mergers & Acquisitions • Invest in Systems of Engagement • Choose Best of Breed Solutions • Better Functionality, Lower Cost • Migrate HW/OS/MW/DB • Upgrade OS/DB/MW/Browsers • Add Mobile Devices Rimini Street: A Long - Term Partner for Clients Clients continue evolving, expanding and innovating their organizations and systems under Rimini Street Support Perform Upgrades Expand Capabilities Change Infrastructure Roll - Out Globally Innovate with Hybrid IT Over 150 Upgrades Support 120+ Countries Licenses and Products Run 15+ More Years Innovate Around Edges Use Cases for Growth with Clients

Property of Rimini Street © 2017 12 Overview of Market Opportunity

Property of Rimini Street © 2017 13 $ 87 Billion Market Opportunity $ 15 Billion TAM for Current and Planned Rimini Street Products $14.5 Billion IBM + Microsoft + Oracle + SAP Total Rimini Street Annual Market Opportunity (1) Currently Supported Products $360 Million (2) Cloud / SaaS • SAP Business Suite • PeopleSoft • Siebel • JD Edwards • Oracle EBS • Oracle Retail • Oracle Agile PLM • Oracle ATG • Business Objects • Hana Database • Hyperion • IBM DB2 • Microsoft SQL Server • Oracle Database • Oracle Middleware • SAP Sybase • Salesforce.com • Workday Planned Future Products $360 Million Salesforce + Workday (1): Based on data from Forrester Research’s “The Midyear Global Tech Market Outlook for 2016 to 2017” as of September 16, 20 16 and Rimini Street’s own calculations. On - premise Maintenance is estimated to be a $162 billion annual market by Forrester. (2): Rimini Street bottom - up estimate. $7.1 Billion (2) On - Premise Applications $7.4 Billion (2) Technology and Business Intelligence $81 Billion On - Premise Maintenance Opportunity $6 Billion Supplemental Cloud Premium Maintenance

Property of Rimini Street © 2017 14 Competitive Landscape Independent Support Vendors Software Vendors Primary Competitors Few competitors and a defensible market position • Substantial cost savings • Support for all custom code • Custom global tax, legal and regulatory support • Excellent service experience (4.8 out of 5 client satisfaction score) (1) • Guaranteed no required major upgrade for minimum fifteen (15) years • Preferred proprietary tools, methodologies and processes (and patents pending ) • Comprehensive and proven global software support capabilities • Support for all custom code • Superior full ecosystem of extendibility and extensibility solutions • Breadth & proven track record with global tax, legal and regulatory support • Global Service Level Agreement – 15 minute guaranteed response 24x7x365 • Preferred proprietary tools, methodologies and processes (and patents pending ) Why Rimini Street Wins (1): Automated customer surveys performed by Rimini Street.

Property of Rimini Street © 2017 15 Growth Drivers Note: Diagram shown only for illustrative purposes and is not indicative of magnitude of growth driver potential or priority. Global Expansion New SaaS Products New License Products Existing Clients  E nter additional countries  Expand capabilities in existing countries  Pursue premium support services for SaaS products, including Salesforce and Workday  A dd product support for additional software products from SAP , Oracle, and other vendors  Solid core of existing blue chip clients with high renewal rate  Upsell / cross - sell additional products & packages to our client base New Clients  Expand beyond existing number of global sales reps  History of over 100% average quota attainment Numerous avenues for future expansion

Property of Rimini Street © 2017 16 Financial Overview

Property of Rimini Street © 2017 17 $85 $118 $160 $204 0 50 100 150 200 $250 2014A 2015A 2016A 2017E (US$ in millions) High Growth, Predictable Net Revenue (1): 2017E shown as the low and high end of the net revenue guidance range . (2): RMNI may deliver some limited consulting services around its products and services in the future. (3): See Revenue Retention Rate definition on page 30. (4): See Backlog definition on page 31. (5): See LTV to CAC definition on page 31.  47 consecutive quarters of net revenue growth  100% subscription (2) model with 90%+ Revenue Retention Rate (3) results in highly predictable net revenue  Backlog of $ 322M (4) , as of Q3 2017, further bolsters visibility  LTV to CAC (5) of 7.4x as of Q3 2017 Key Statistics (1) $ 210

Property of Rimini Street © 2017 18 $102 $132 $187 $214 0 40 80 120 160 200 $240 12/31/14 A 12/31/15 A 12/31/16 A 09/30/17 A (US$ in millions) 658 853 1,226 1,459 0 200 400 600 800 1,000 1,200 1,400 1,600 12/31/14 A 12/31/15 A 12/31/16 A 09/30/17 A Key Operating Metrics (1): See Annualized Subscription Revenue definition on page 30. (2): See Revenue Retention Rate definition on page 30. Revenue Retention Rate (2) 29% Annualized Subscription Revenue (1) 42% Gross Profit Percentage 30% 44% Active Clients 95% 91% 94% 95% 80 85 90 95 100% 2014A 2015A 2016A 9M 2017A 47% 55% 58% 63% 40 45 50 55 60 65% 2014A 2015A 2016A 9M 2017A

Property of Rimini Street © 2017 19 (1): EBITDA is a non - GAAP measure, see EBITDA reconciliation on page 28 for historical reconciliation to the closest GAAP measure. (2): Adjusted EBITDA is a non - GAAP measure, see Adjusted EBITDA reconciliation on page 28 for historical reconciliation to the c losest GAAP measure. Historical Financial Performance  Strong net revenue growth across the years  Continued gross profit percentage expansion  Decreased sales & marketing spend as a percentage of net revenue as a result of debt covenants  Increased Adjusted EBITDA (2) as the business scales  Working capital driven by upfront payments on subscription sales  Attractive tax attributes driven by net operating losses (~$ 190M as of December 2016) Observations (US$ in millions) 2014A 2015A 2016A 9M 2016A 9M 2017A Net Revenue $85.3 $118.2 $160.2 $113.4 $154.7 Gross Profit $40.1 $65.4 $93.1 $65.4 $96.7 Sales & Marketing Expenses $37.5 $50.3 $72.9 $53.6 $47.7 General & Administrative Expenses $19.3 $24.2 $36.2 $22.1 $26.8 Litigation Expenses, net of Insurance Recoveries $103.3 $32.8 ($29.9) ($11.7) ($4.6) EBITDA (1) ($124.2) ($41.5) $3.7 ($29.8) ($13.6) Adjusted EBITDA (2) ($13.4) ($6.5) ($11.7) ($7.8) $26.1 Net Revenue Growth 42.2% 38.4% 35.6% 34.1% 36.4% Gross Profit % 47.0% 55.3% 58.1% 57.6% 62.5% Sales & Marketing Expenses, % Net Revenue 43.9% 42.6% 45.5% 47.2% 30.8% General & Administrative Expenses, % Net Revenue 22.6% 20.5% 22.6% 19.5% 17.3% EBITDA Margin % (145.5%) (35.1%) 2.3% (26.3%) (8.8%) Adjusted EBITDA Margin % (15.7%) (5.5%) (7.3%) (6.9%) 16.9%

Property of Rimini Street © 2017 20 GP Investments Acquisition Corp. Combination Overview

Property of Rimini Street © 2017 21  On May 16, 2017 Rimini Street and GP Investments Acquisition Corp. (“ GPIA ”) announced the signing of a definitive merger agreement  On October 11, 2017 Rimini Street and GPIA completed their merger and Rimini began trading on the NASDAQ exchange under the ticker “ RMNI ”  Key Transaction Highlights  Existing owners of Rimini Street rolled 100% of their ownership in the transaction  GP Investments, Ltd. participated in a round of equity financing by purchasing 3.6 million common shares at a $10.00 per shar e price  Adams Street Partners participated in a third round of equity financing in conjunction with the merger  A portion of the proceeds were used to pay down some of the existing Rimini credit facility, with the remainder going towards Ri mini’s balance sheet and the payment of certain transaction fees & expenses  In conjunction with the merger, Rimini Street and its debt lenders signed the Sixth Amendment to the credit facility allowing fo r:  I mmediate improvements to Rimini’s liquidity  Immediate improvements to certain financial covenants  T he ability for further financial & covenant improvements pending future equity offerings 21 Transaction Overview

Property of Rimini Street © 2017 22  58,580,796 common shares outstanding  13,260,000 options and 3,440,424 warrants in - the - money (1)  Approximately 14.7 million warrants out - of - the - money (2)  Reflective of:  Rimini shareholders rolling 100% of their equity into the new public company  GP Investments, Ltd. purchasing an additional 3.6 million common shares at $10.00 per share  Adams Street Partners participating in an additional equity round Overview 22 Post - Transaction Ownership Note: Post - transaction ownership shown on a fully diluted basis using the treasury stock method as of merger close and a $10.00 per share price. (1): Using a weighted average exercise price of $2.76 per share and $5.64 per share for options and warrants, respectively. (2): Using a weighted average exercise price of $11.50 per share. Other 2% GP Investments 11% Rimini Street Existing Shareholders 87%

Property of Rimini Street © 2017 23 Leader in Alternative Investments  Since its foundation in 1993, GP Investments has completed over 50 investments across multiple sectors and over 20 capital markets transactions  Over $5 billion raised from investors worldwide and over $1 billion of proprietary capital invested alongside limited partners  Long history of partnership with high growth companies and a successful track record in the technology space  Focus on value creation through active management and an operationally - oriented approach  Antonio Bonchristiano , CEO of GP Investments, was the Founder & CEO of Submarino which was acquired by B2W , one of the largest eCommerce companies in Latin America Private Equity Leadership in Technology  S ingle largest shareholder in Rimini Street  45 + year history of private market investments across 30+ countries  Currently managing $30+ billion of assets as a firm  Adams Street Partners’ direct investment teams have partnered with over 220 entrepreneurs and have invested $1.5+ billion since 1972, intently focusing on the areas of technology and healthcare  Adams Street Partners invested in Rimini Street in 2009 and has been a trusted advisor with Robin Murray serving on the Rimini Street board Top Tier Sponsorship with Long Term Investment Horizons

Property of Rimini Street © 2017 24 Conclusion

Property of Rimini Street © 2017 25 • Strong and Disruptive Business with 47 Consecutive Quarters of Net Revenue Growth • Proven Management Team with Strong Execution History • Market Opportunity of more than $87 Billion and Run - Rate Net Revenues of $200+ Million • Company Positioned for Accelerated Growth • Currently Trades at a Meaningful Discount to Market Comparables Summary Highlights

Property of Rimini Street © 2017 | Proprietary and Confidential 26

Property of Rimini Street © 2017 27 Appendix

Property of Rimini Street © 2017 28 Unaudited GAAP to Non - GAAP Historical Reconciliations Note: May not sum due to rounding. Reconciliations (US$ in millions) 2014A 2015A 2016A 9M 2016A 9M 2017A GAAP Net Income (Loss) ($127.8) ($45.3) ($12.9) ($37.0) ($49.4) Interest expense 0.7 0.8 13.4 5.0 33.6 Income tax expense 1.0 1.5 1.5 0.9 0.6 Depreciation and amortization expense 1.9 1.5 1.8 1.3 1.5 EBITDA ($124.2) ($41.5) $3.7 ($29.8) ($13.6) Litigation costs, net of related insurance adjustments 103.3 32.7 (29.9) 11.7 4.6 Write-off of deferred financing costs 5.4 0.0 2.0 2.0 0.0 Other debt financing expenses 0.0 0.0 6.4 4.3 14.7 Loss on embedded derivatives and redeemable warrants, net 0.0 0.0 3.8 2.1 18.5 Stock-based compensation expense 2.1 2.3 2.3 1.8 1.9 Adjusted EBITDA ($13.4) ($6.5) ($11.7) ($7.8) $26.1

Property of Rimini Street © 2017 29 Supported Products Product Lines: ALL Releases: 5.x, 6.0x, 6.3x, 7.0x, 7.5x, 7.7x, 7.8x and 8.x Product Lines: HCM, FIN, CRM, EPM, SRM, SCM, Public Sector and Campus Solutions Releases: 7.x, 8.x and 9.x Product Lines: ALL Releases: MS SQL Server 2008 and later Product Lines: ALL Releases: 8.0 and later Product Lines: SAP Adaptive Server Enterprise (ASE ), SAP IQ, SAP SQL Anywhere, SAP Advantage Database Server Releases : ALL Product Lines: BusinessObjects Enterprise, Advanced Analysis, Interactive Analysis (Web Intelligence), Explorer, Dashboard Design ( Xcelsius ) and Crystal Reports Releases: BusinessObjects 6 and later releases Product Lines: ALL Releases: SAP ECC 6.0 and earlier, BW 3.5, SAP Business Suite – including BI7, SCM, CRM, EWM, PLM and GTS Oracle Hyperion Planning, Oracle Essbase , Oracle Hyperion Financial Management, Oracle Hyperion Financial Close Management, Oracle Hyperion Strategic Finance, and Oracle Financial Management Analytics Product Lines: Merchandising Operations Management, Merchandising Planning and Optimization, and Supply Chain Planning and Execution Releases: 10.x and later releases Product Lines: ALL Releases: ALL Product Lines: ALL Releases: 9, 10, 11 Product Lines: Majority of the Oracle Fusion Middleware Products Releases: Certified in conjunction with supported applications Product Lines: ALL Releases: C ertified in conjunction with supported applications Product Lines: ALL Releases: 10.7 and later Product Lines: HCM, Financials, Distribution and Manufacturing Releases: ALL Sybase Product Lines : HANA Database and related components Releases : ALL

Property of Rimini Street © 2017 30 Summary of Key Operating Metrics  Active client - Distinct entity, such as a company, an educational or government institution, or a subsidiary, division, or business unit of a company that purchases Rimini Street services to support a specific product  Growth in the number of clients is an indication of the increased adoption of the Company’s enterprise software products and services Number of Clients Annualized Subscription Revenue Gross Profit Percentage Revenue Retention Rate  The amount of subscription revenue recognized during a quarter and multiplied by four  Gives an indication of the revenue that can be earned in the following 12 - month period from the Company’s existing client base assuming no cancellations or price changes occur during that period  Actual subscription revenue (dollar - based) recognized in a 12 - month period from clients that existed on the day prior to the start of the 12 - month period divided by the Company’s annualized subscription revenue as of the day prior to the start of the 12 - month period  Provides insight into the quality of Rimini Street’s products and services and the value that the Company’s products and services provide clients  Difference between net revenue and the costs incurred in providing the software products and services divided by net revenue  Provides an indication of how efficiently and effectively Rimini Street is operating the business and serving clients

Property of Rimini Street © 2017 31 • Customer Lifetime Value (LTV): Equal to average gross profit percentage over the forecast period per client multiplied by the average customer life • Customer Acquisition Costs (CAC): Equal to total sales and marketing costs (excludes Global C lient E ngagement expenses) in the TTM period divided by the new clients acquired in the same TTM period • LTV to CAC: Equal to LTV divided by CAC, shows the number of times company able to recover the acquisition costs over the lifetime of the customer • Backlog: Sum of billed ( deferred revenue on balance sheet) and non - cancellable (future revenue not on balance sheet ) Glossary

Property of Rimini Street © 2017 32 About Non - GAAP Financial Measures and Certain Key Metrics To provide investors and others with additional information regarding Rimini Street’s results, we have disclosed the followin g n on - GAAP financial measures and certain key metrics. We have described below Active Clients, Annualized Subscription Revenue and Revenue Retention Rate, each of which is a key operational metric for our business. In addition, we hav e disclosed EBITDA and adjusted EBITDA. Rimini Street has provided a reconciliation of each non - GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Due to a valuation allowance fo r o ur deferred tax assets, there were no tax effects associated with any of our non - GAAP adjustments. These non - GAAP financial measures are also described below . The primary purpose of using non - GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate our results in the same way management does. We also present the non - GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consis ten t basis, as well as comparing our results against the results of other companies, by excluding items that we do not believe are indicative of our core operating performance. Specifically, management uses these non - GAAP measures as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and c omp arability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non - GAAP financial measures to supplement their GAAP results; and in communication with our board of d irectors concerning our financial performance. Investors should be aware however, that not all companies define these non - GAAP measures consistently . An Active Client is a distinct entity that purchases our services to support a specific product, including a company, an educational or govern men t institution, or a business unit of a company. For example, we count as two separate active clients when support for two different products is being provided to the same entity. We believe that our ability to expand our activ e c lients is an indicator of the growth of our business, the success of our sales and marketing activities, and the value that our services bring to our clients. Annualized Subscription Revenue is the amount of subscription revenue recognized during a quarter and multiplied by four. This gives us an indication of the re venue that can be earned in the following 12 - month period from our existing client base assuming no cancellations or price changes occur during that period. Subscription revenue excludes any non - recurring revenue, which has been insignificant to date. Revenue Retention Rate is the actual subscription revenue (dollar - based) recognized over a 12 - month period from customers that were clients on the day prior to the start of such 12 - month period, divided by our Annualized Subscription Revenue as of the day prior to the start of the 12 - month period. Specifically, management is excluding the following items from its non - GAAP financial measures, as applicable, for the periods p resented : • Stock - Based Compensation Expense : The company’s compensation strategy includes the use of stock - based compensation to attract and retain employees. This strateg y is principally aimed at aligning the employee interests with those of our stockholders and to achieve long - term employee retention, rather than to motivate or reward operational performance for any particular period. As a result, stock - based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period . • Litigation Costs, Net of Related Insurance Adjustments : Litigation costs and the associated insurance recoveries and adjustments to the deferred settlement liability relate to out sid e costs on the litigation activities, for which we are currently appealing the 2016 judgment and for which we have asserted certain counterclaims. These costs reflect the ongoing l iti gation we are involved with, and do not relate to the day - to - day operation or our core business of serving our clients . • Write - off of Deferred Financing Costs: The write - off of deferred financing costs relates to certain costs that were expensed in 2016 because we determined that the ar rangements related to these costs would not result in future financings when we completed our credit facility in June 2016. As such, these write - offs are not related to how we manage our business and operational decisions on an ongoing basis . • Loss on Embedded Derivatives and Redeemable Warrants, Net: Our credit facility includes features that were determined to be embedded derivatives requiring bifurcation and accounting as s eparate financial instruments. We have determined to exclude the gains and losses on embedded derivatives and redeemable warrants related to the change in fair valu e o f these instruments given the financial nature of this fair value requirement. We are not able to manage these amounts as part of our business operations nor are the costs core to servicing our clients and have excluded them. EBITDA is net loss, adjusted to exclude: interest expense, income tax expense, and depreciation and amortization . Adjusted EBITDA is EBITDA adjusted to exclude: other debt financing expenses, stock - based compensation expense, write - off of deferred financing costs, gains and losses on embedded derivatives and redeemable warrants, and litigation costs, net of insurance recoveries.